Servicer's Certificate

Distribution Date:             December 16, 2002
Collection Period:             November 1, 2002  -  November 30, 2002
No Days in Collection Period                                       31


I. Available Funds
------------------
Total Principal Payments Received
   Full Prepayments Received                                                       550,130.75
   Scheduled Principal Payments Received and Partial Prepayments                   686,555.99
                                                                            -----------------
Total Principal Payments Received                                                                  1,236,686.74
Interest Payments Received                                                         226,110.22
Supplemental Servicing Fees Collected                                                2,829.86
                                                                            -----------------
                                                                                                     228,940.08
                                                                                               ----------------
Total  Payments Attributed to Receivables                                                          1,465,626.82
Policy Claim Amount                                                                         -
Pre-Funding Earnings                                                                13,780.13
Monthly Capitalized Interest Amount                                                     13.02
Income From Collection Account Eligible Investments                                  1,391.88
Recoveries On Previously Liquidated Receivables                                      6,644.43
Liquidation Proceeds                                                                        -
Recoveries From Insurance / Warranties                                                      -
Repurchase Amount of Purchased Receivables                                                  -
Total Other Cash Sources                                                                              21,829.46
                                                                                               ----------------
Total Available Funds before Spread Account                                                        1,487,456.28      1,487,456.28
Beginning Spread Account Balance                                                   673,133.58
Spread Account Income                                                                  630.89
Spread Account Deposit                                                              90,948.06
Spread Account Deposit Prefunding #2                                                        -
Total Available Spread Account Funds                                                                 764,712.53
                                                                                               ----------------
                                 Total Available Funds                                             2,252,168.81
                                                                                               ================

Servicer's Certificate

Distribution Date:             December 16, 2002
Collection Period:             November 1, 2002  -  November 30, 2002
No Days in Collection Period                                       31


II. Distributions
-----------------                                                                         Deficiency Amount
                                                                           Amount Paid    Paid from Spread    Current    Outstanding
A.  Priority of Distributions *                                          From Collections      Account       Shortfall    Shortfall
-------------------------------
1a.  Basic Servicing Fee                     1.00%                            26,005.41                  -            -            -
  b. Lock Box Fee                                                                     -                  -            -            -
  c. Supplemental Servicing fees                                               2,829.86                  -            -            -
2a. Backup Servicer Fee                      N/A                               1,560.32                  -            -            -
  b. Trust Collateral Agent Fee                                                1,040.22                  -            -            -
  c. Owner Trustee Fee                       $4,000.00 (paid by invoice)         333.33                  -            -            -
  d. Custodial Fees                                                                   -
3.  Class A Interest Payment Amount                                          124,538.67                  -
     Class A-1                                                                11,413.67                  -            -            -
     Class A-2                                                                73,125.00                  -            -            -
     Class A-3                                                                40,000.00                  -            -            -
4.  Class A Principal Payment Amount         88% Class A Note Factor       1,224,046.24                  -
     Class A-1                                                             1,224,046.24                  -            -            -
     Class A-2                                                                        -                  -            -            -
     Class A-3                                                                        -                  -            -            -
5.  Note Insurer Payment                     0.45%                            16,154.17                  -            -            -
                                                                                          ----------------
6.  Required Deposit to Spread Account                                        90,948.06                  -   342,006.89
7.  Class B Interest Payment Amount                                                   -                        5,625.00    14,956.39
8. Class B Principal Payment Amount                                                   -                       24,980.54   120,861.52
10. Excess Funds to Certificate Holders                                               -
                                                                        ---------------
                    Total Disbursements                                    1,487,456.28     $ 1,487,456.28
                                                                        ---------------   ================

* Previously Unpaid Amounts are included for all distributions

Servicer's Certificate

Distribution Date:             December 16, 2002
Collection Period:             November 1, 2002  -  November 30, 2002
No Days in Collection Period                                       31


III. Note Balances
------------------
Available Funds Related to Principal                                     1,236,686.74
Charged Off Receivables                                                     12,340.04
Cram Down Losses                                                                    -
                                                                    -----------------
Total Principal Distributable Amount                                                       1,249,026.78
                                                                                       ================

Class A-1 Original Balance                                              10,000,000.00
Class A-1 Beginning Balance                                              5,301,832.16
Class A-1 Principal Reduction                                          (1,224,046.24)
                                                                    -----------------
Class A-1 Ending Balance                                                                  $4,077,785.92
                                                                                       ================

Class A-2 Original Balance                                              27,000,000.00
Class A-2 Beginning Balance                                             27,000,000.00
Class A-2 Principal Reduction                                                       -
Class A-2 Ending Balance                                                                 $27,000,000.00
                                                                                       ================

Class A-3 Original Balance                                              12,000,000.00
Class A-3 Beginning Balance                                             12,000,000.00
Class A-3 Principal Reduction                                                       -
Class A-3 Ending Balance                                                                 $12,000,000.00
                                                                                       ================

Class B Original Balance                                                   500,000.00
Class B Beginning Balance                                                  500,000.00
Class B Principal Reduction                                                         -
                                                                    -----------------
Class B Ending Balance                                                                     $ 500,000.00
                                                                                       ================

IV. Spread Account
------------------
Beginning Balance                                                          673,133.58
Income From Eligible Investments                                               630.89
Deposits                                                                    90,948.06

Spread Account Required Amount                                           1,198,298.38
Spread Account (Shortfall)/Excess                                        (433,585.84)
Release of Excess To The Certificate Holder                                         -
                                                                    -----------------
Ending Balance                                          0.025527                           $ 764,712.53
                                                                                       ================

Servicer's Certificate

Distribution Date:             December 16, 2002
Collection Period:             November 1, 2002  -  November 30, 2002
No Days in Collection Period                                       31


V. Capitalized Interest Account
-------------------------------
Beginning Balance                                                                                              -
Interest Earned                                                                                            13.02
Monthly Capitalized Interest Amount Transferred to Collection Account                                      13.02
Overfunded Capatilzed Interest                                                                                 -
Required Balance                                                                                               -
                                                                                                ----------------
Excess                                                                                                                          $ -
                                                                                                                   ================
VI. Pre-Funded Amount
---------------------

Beginning Balance                                                                                  13,999,465.02
Plus: Pre-Funding Earnings                                                                             13,780.13
Less: Pre-Funding Distributions                                                                        13,780.13
                                                                                                ----------------
Ending Balance                                                                                                      $ 13,999,465.02
                                                                                                                   ================


VII. Receivables Performance

A.  General Information                                                           Units              Dollars
-----------------------                                                     -----------------   ----------------

Beginning Balance                                                                       2,948      31,206,486.16

Scheduled Principal Payments Received and Partial Prepayments                                       (686,555.99)
Full Prepayments Received                                                                           (550,130.75)
Repurchased  Receivables                                                                                       -
Principal Balance of Repossessed Vehicles Sold During Collection Period                     -                  -
Principal Balance of Other Liquidated Receivables                                                              -
Cram Down Losses and Charge Offs                                                                     (12,340.04)
New Loans                                                                                                      -
                                                                            -----------------   ----------------
Ending Balance                                                                          2,888      29,957,459.38
                                                                            =================   ================

Initial Pool Balance                                                                    3,204      36,000,534.98
                                                                                                ================
Prefunding #1                                                                               -                  -
Prefunding #2                                                                               -                  -    $ 36,000,534.98
                                                                                                                   ================

Weighted Average Original Maturity                                                                         54.06
Weighted Average Remaining Term                                                                            43.82
Weighted Average Coupon                                                                                   9.074%

Servicer's Certificate

Distribution Date:             December 16, 2002
Collection Period:             November 1, 2002  -  November 30, 2002
No Days in Collection Period                                       31


B.  Delinquency
---------------
                                                                              No. Of           Principal          % of Rec.
                                                                           Receivables          Balance            Balance
                                                                         ----------------   ----------------   ----------------
31 - 60 Days Delinquent                                                                14            131,717               0.44
61 - 90 Days Delinquent                                                                 2             24,495               0.08
                                                                         ----------------   ----------------   ----------------
  Total                                                                                16       $ 156,212.18               0.52
                                                                         ================   ================   ================

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
-----------
   Principal Balance of Defaults (Current Month)                                                                      51,012.84

Cumulative Defaults                                                                                                   67,059.09
                                                                                                               ================

D. Net Loss Information
-----------------------
                                                                                                                  Principal/
Current Period Net Loss                                                                                           (Proceeds)
                                                                                                               ----------------
Principal Balance of Repossessed Vehicles Sold During
  Collection Period                                                                                                           -
Cram Down Losses and Charge-Offs                                                                                      12,340.04
Liquidation Proceeds                                                                                                          -
Recoveries From Insurance / Warranties                                                                               (4,654.21)
Other Recoveries                                                                                                     (1,990.22)
                                                                                                               ----------------
   Total                                                                                                               5,695.61
                                                                                                               ================

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                                           -
Current Months  Net Loss                                                                                               5,695.61
50% of Defaulted Contracts in Current Month                                                                           25,506.42
                                                                                                               ----------------
Cumulative Net Loss                                                                                                   31,202.03
                                                                                                               ================
Cumulative Net Loss Ratio                                                                                                 0.09%
                                                                                                               ================

F. Deferments
-------------
# of Current Period Deferments                                                                             1           9,932.32
                                                                                            ================   ================

Servicer's Certificate

Distribution Date:             December 16, 2002
Collection Period:             November 1, 2002  -  November 30, 2002
No Days in Collection Period                                       31


VIII. Triggers
--------------

A. Calculations                                                                                 Second              Third
---------------                                                             Preceding          Preceding          Preceding
                                                                            Collection         Collection         Collection
Delinquency Ratio                                                             Period             Period             Period
-----------------                                                        ----------------   ----------------   ----------------
Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due                       $ 156,212.18                $ -                  -
Divided By: Ending Aggregate Principal Balance                            $ 29,957,459.38    $ 31,206,486.16      32,773,298.55
                                                                         ----------------   ----------------   ----------------
Delinquency Ratio                                                                   0.52%                N/A                N/A
                                                                         ================   ================   ================

                                                                                                               ----------------
Average For The Three Preceding Collection Periods                                                                        0.52%
                                                                                                               ================

Servicer's Certificate

Distribution Date:             December 16, 2002
Collection Period:             November 1, 2002  -  November 30, 2002
No Days in Collection Period                                       31


                                                                                Second              Third
                                                            Preceding          Preceding          Preceding
                                                            Collection         Collection         Collection
Default Ratio                                                 Period             Period             Period
-------------                                            ----------------   ----------------   ----------------
Principal Balance of all Defaulted Receivables           $      51,012.84    $     16,046.25                  -
Divided By: Beginning Aggregate Principal Balance
  less Previous Defaults                                 $  31,190,439.91    $ 32,773,298.55      36,000,534.98
                                                         ----------------   ----------------   ----------------
Default Ratio                                                       0.16%              0.05%                N/A
                                                         ================   ================   ================   ----------------
                                                                                                                         1.015000%
                                                                                               ----------------   ================
Average For The Three Preceding Collection Periods                                                         0.00          4.910057%
                                                                                               ================

                                                            During the          Second              Third
                                                            Preceding          Preceding          Preceding
                                                            Collection         Accounting         Accounting
                                                         ----------------   ----------------   ----------------
Principal Balance Of Liquidated Receivables                    $        -         $        -                  -
Less: Liquidation Proceeds And Recoveries Received             (6,644.43)                  -                  -
Plus: Cram Down Losses + Charge-Offs                            12,340.04           9,681.47                  -
                                                         ----------------   ----------------   ----------------
Net Losses                                                     $ 5,695.61         $ 9,681.47                  -
                                                         ================   ================   ================

Divided By: Beginning Aggregate Principal Balance
  less Previous Defaults                                  $ 31,190,439.91    $ 32,773,298.55    36,000,534.98
                                                         ----------------   ----------------   ----------------

Net Loss Ratio                                                      0.02%              0.03%                  -
                                                         ================   ================   ================

                                                                                               ----------------
Average For The Three Preceding Collection Periods                                                         0.00
                                                                                               ================

Servicer's Certificate

Distribution Date:             December 16, 2002
Collection Period:             November 1, 2002  -  November 30, 2002
No Days in Collection Period                                       31


B. Triggers In Effect
---------------------

                                                              Actual          Performance      Event of Default
                                                              Ratio              Test                Test
                                                         ----------------   ----------------   ----------------
1.  Average Delinquency Ratio                                       0.52%              6.00%               0.08
                                                         ================   ================   ================

2.  Annualized Default Ratio                                        1.28%             14.00%               0.16
                                                         ================   ================   ================

3.  Annualized Net Loss Ratio                                       0.19%              8.50%               0.10
                                                         ----------------   ----------------   ----------------


5.  Lock Box Collections                                      Actual
                                 Month End                    Ratio             Trigger                             In Compliance
                                                         ----------------   ----------------                        -------------
                                            1                      82.60%             80.00%                             Yes
                                            2                      82.88%             80.00%                             Yes
                                            3                      82.79%             80.00%                             Yes

Servicer's Certificate

Distribution Date:             December 16, 2002
Collection Period:             November 1, 2002  -  November 30, 2002
No Days in Collection Period                                       31


6.  Reserve/Trigger Events                                  Occurrences       Deemed Cured
                                                         ----------------   ----------------
          Reserve Event                                                No                N/A
          Trigger Event                                                No                N/A
          Servicer Termination Event                                   No

7.  The Collection Period Above Corresponds To Month No.               18
                                                         ================







         Executed by:
                          ------------------------------
                          Vice President Operations

                Date:
                          ------------------------------